UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

Parr Family of Funds
(Exact name of registrant as specified in charter)

5100 Poplar Avenue, Suite 3117 Memphis, Tennessee	38137
(Address of principal executive offices)	(Zip code)

Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904
(Name and address of agent for service)

Registrant's telephone number, including area code: 901.680.5266

Date of fiscal year end:  04/30/2010

Date of reporting period: 04/30/2010

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended April 30, 2010 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

中国

THE USX CHINA FUND

ANNUAL REPORT

April 30, 2010

For additional information call Toll Free: (877) -CHINA35
(877) - 244-6235

Parr Family of Funds	ANNUAL REPORT

May 21, 2010

Dear Shareholders,

I am pleased to present the Annual Report for The USX China Fund (the “Fund”) for the fiscal year ended April 30, 2010.  The Fund’s average annual total returns vs. its benchmarks at April 30, 2010 were as follows:

		One Year Ended April 30, 2010	Commencement of Operations through April 30, 2010

Class A(1)	With sales charge	110.17%	7.90%
	Without sales charge	120.08%	8.98%
Class C(2)	With contingent deferred sales charge	116.14%	8.11%
	Without contingent deferred sales charge	118.32%	8.11%
S&P 500 Total Return(3)		38.84%	1.97%
MSCI AC Asia Pacific Excluding Japan Index(3)		55.99%	13.51%
Halter USX China Index(3)		46.07%	15.14%

Factors contributing to the Fund’s significant outperformance of its benchmarks during the year include investments in certain industry categories that took advantage of China’s $586 billion stimulus package, including infrastructure and domestic food companies.  Other reasons include the Fund’s lack of investments in banks and financials, as well as investing in small to mid-cap stocks instead of large-cap stocks.

China has been trying to slow their economy and real estate markets since the first of the year by raising interest rates and capital reserves of banks and taxes on real estate gains.  So far, we believe that China has been successful, as the 1st quarter GDP ending March 31, 2010 showed a gain of 10.7% versus a gain of 3.2% GDP in the USA.  Furthermore, the U.S. Dollar has strengthened due to the Greek debt crises, and the Chinese Yuan has strengthened versus the Euro by 14% due to the turmoil in the European Union.  We still believe that a dramatic consumer oriented portfolio of People’s Republic of China companies will outperform world markets once the European debt concerns stabilize.  Healthcare, consumer spending and infrastructure are priorities of the Chinese Government stimulus package, and we will invest accordingly.  China’s total stimulus package of $586 billion represents approximately 7% of GDP, the largest percentage of GDP in the world, but we believe that China is still well-positioned to manage its economy since, among other things, it recovered from its short economic slump in just two quarters, and has since returned to rapid growth and its companies, individuals and national government remain in a relatively strong cash position.

The Fund’s top five holdings as of April 30, 2010 were as follows:

1.	Shengtai Pharmaceutical, Inc.	5.68%
2.	China North East Petroleum Holdings Ltd.	4.91%
3.	Zhongpin, Inc.	4.53%
4.	Yuhe International, Inc.	4.10%
5.	China Valves Technology, Inc.	3.56%

The Fund’s top 10 holdings as of April 30, 2010 constitute 38.79% of the entire portfolio.

As of April 30, 2010 the industry areas of the Fund’s portfolio reflected domestic companies with the following weightings:

1.	Food & Beverage	25.85%
2.	Energy & Natural Resources	16.38%
3.	Education, Healthcare, Biotechnology & Pharmaceuticals	14.82%
4.	Electronics & Electrical Equipment & Components	9.49%
5.	Wire & Cable Products, Machinery	6.48%
6.	Computer & Internet Related Services & Technology	5.41%
7.	Real Estate & Building Materials	4.61%
8.	Retail and Advertising	4.54%
9.	Manufacturing	4.35%
10.	Telecommunications, Entertainment & Leisure	2.07%
11.	Financial & Commercial Solutions	2.01%
12.	Environmental Control	1.31%
13.	Chemicals	1.08%
14.	Transportation	0.63%

The percentages in the above tables are based on the market value of the Fund’s portfolio as of April 30, 2010 and are subject to change.

Parr Family of Funds	ANNUAL REPORT

Throughout the last twelve months, the global economy has been dramatically slowed by the bursting of the credit and debt bubble (mostly in the USA, Japan and Western Europe).  In response, most countries have printed massive amounts of paper money in an effort to bail out mistakes and failures of the past.  Only China’s stimulus package, which is targeted to keep GDP growth for 2010 at +7-9%, can be called a “build out”; China’s banks and auto industry needed no bailouts (i.e., they did not need any printed paper money or government coordinated bankruptcies to survive).  In fact, 4 of the top 10 banks in the world are Chinese and all are profitable, and the domestic Chinese auto market has surpassed the domestic USA auto market to become #1 in unit sales in the world, with annualized unit sales of 15 million per year versus 6 million per year here in the USA domestic market in 2009.  The disparity will grow in 2010.

The GDP of China continues to grow at low double digits versus large negative growth rates in developed Western countries.  The Chinese government continues to raise interest rates (3 times in the last 4 months) and bank capital reserves are now 18.5%, up from a low of 15.5%.  The continual raising of interest rates caused the Shanghai market, which had dropped more than 30% from the peak in 2009, to gain from its low in October 2008.  Price/earnings ratios have dropped from 18 times earnings per share to 12 times earnings per share on the Shanghai exchange.  This event has crossed the Pacific and has had the effect of lowering Chinese ADRs’ price/earnings ratios to 9 times earnings per share, causing the value of the Fund to decrease as earnings are priced cheaper even with the companies owned by the Fund reporting very high growth of revenue and earnings for all 2009 and 1st quarter of 2010.

Year to date through April 30, 2010 the Fund lost (1.54)% of its value while America’s S&P 500 lost (7.05)%.  The Halter USX China Index decreased (4.10)%, and the MSCI AC Asia Pacific Ex Japan Index decreased (3.42)% during the same period.  The difference in performance is mainly attributable to the Fund not having financial institutions or any real estate development companies represented in the Fund’s holdings.  The Halter USX China Index and MSCI AC Asia Pacific Ex Japan Index both hold the entire banking group, which now has several large NYSE-listed banks and also large real estate development companies while the Fund does not own any of them.  Currently, we do not believe in investing in this sector of the market, which is under direct government control and limits most of its loans to only the largest state-owned enterprises (SOE’s).  Plus we believe housing prices are too high in 1st tier Chinese cities.  We feel the government is possibly wasting money, which could produce large loan losses in the future with these banks.  Instead, we believe that loans to small, private enterprises and individuals would help develop the domestic economy and lessen China’s dependence on exports, which would be positive for the future.  Therefore, while the Fund has had short-term underperformance this year, we still believe in the investing approach of concentrating on companies that will grow with the Chinese domestic economy.  Though the Fund had positive performance during the fiscal year May 1, 2009 to April 30, 2010; there was an even larger rebound from the Fund’s NAV lows on March 13, 2009 when the NAVs were at $4.16 and $4.08 for Class A and Class C, respectively, to April 30, 2010, with those NAVs at $11.51 and $11.20, respectively.  That calculates to aggregate returns of 176.68% and 174.51% for Class A and Class C, respectively, since those lows.

We continue to believe the People’s Republic of China is still the best country to invest in due to the country’s superior GDP growth, fast-growing middle class with higher incomes, and little to no debt.  We believe the commodity inflation imported into the People’s Republic of China from the west will decline as western countries remain in recession or recession-like economies.  As portfolio manager of the Fund, I have positioned the Fund to focus on domestically-oriented companies.  Earnings of the companies in our portfolio have consistently met or exceeded expectations, and we have confidence they will continue to do so for the remainder of 2010.  If the single digit price-to-earnings ratio they now trade at holds, we could be in a position to substantially narrow our year-to-date loss during the rest of 2010.

Thank you for your support and continued faith in our ability to guide your investments.

Your Mainland China Fund Manager,

Stephen L. Parr
Senior Portfolio Manager and President of The Parr Family of Funds

This report is intended for the shareholders of The USX China Fund.  It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus, a copy of which may be obtained at http://www.theusxchinafund.com or by calling 1-877-244-6235.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  Please consider the Fund’s objective, risk, charges and expenses carefully before investing in the Fund.  The prospectus contains information about those and other important matters relating to the Fund.  Please read the prospectus carefully before you invest.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-877-244-6235.

Parr Family of Funds	ANNUAL REPORT

(1) The USX China Fund Class A shares commenced operations on September 23, 2005. The maximum sales charge for Class A shares is 4.50%.  Class A shareholders pay a 0.50% contingent deferred sales charge (“CDSC”) if Class A purchases exceeding $3 million are redeemed within one year of purchase.

(2) The USX China Fund Class C shares commenced operations on July 1, 2005.  Class C shareholders pay a 1.00% CDSC if shares are redeemed within one year of purchase.

(3) The benchmarks’ commencement of operations returns were calculated assuming a commencement date of July 1, 2005.  The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  The MSCI AC Asia Pacific Excluding Japan Index by Morgan Stanley Capital International is a capitalization weighted index that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan.  The Halter USX China Index by the Halter Financial Group is a modified market capitalization weighted index comprised of U.S. exchange listed securities of companies that derive a majority of their revenues from the People’s Republic of China.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

Parr Family of Funds	ANNUAL REPORT

COMPARISON OF A $10,000 INVESTMENT IN THE USX CHINA FUND, THE S&P 500 TOTAL RETURN INDEX, THE MSCI AC ASIA PACIFIC EXCLUDING JAPAN INDEX AND THE HALTER USX CHINA INDEX

Average Annual Total Return

		One Year Ended April 30, 2010	Commencement of Operations through April 30, 2010

Class A(1)	With sales charge	110.17%	7.90%
	Without sales charge	120.08%	8.98%
Class C(2)	With contingent deferred sales charge	116.14%	8.11%
	Without contingent deferred sales charge	118.32%	8.11%
S&P 500 Total Return(3)		38.84%	1.97%
MSCI AC Asia Pacific Excluding Japan Index(3)		55.99%	13.51%
Halter USX China Index(3)		46.07%	15.14%

(1)	The USX China Fund Class A shares commenced operations on September 23, 2005.
(2)	The USX China Fund Class C shares commenced operations on July 1, 2005.
(3)	The benchmarks’ commencement of operations returns were calculated assuming a commencement date of July 1, 2005.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total return calculations reflect expense reimbursements and/or fee waivers in the applicable periods.  See financial highlights for periods where fees were waived and/or reimbursed.

Parr Family of Funds	ANNUAL REPORT

The above graph depicts the performance of The USX China Fund versus the S&P 500 Total Return Index, the MSCI AC Asia Pacific Excluding Japan Index and the Halter USX China Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  The MSCI AC Asia Pacific Excluding Japan Index by Morgan Stanley Capital International is a capitalization weighted index that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan.  The Halter USX China Index by the Halter Financial Group is a modified market capitalization weighted index comprised of U.S. exchange listed securities of companies that derive a majority of their revenues from the People’s Republic of China.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, MSCI AC Asia Pacific Excluding Japan Index or Halter USX China Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with The USX China Fund, which will not invest in certain securities comprising these indices.

Parr Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period and held for the entire period of 11/01/09 through 04/30/10.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.  For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period ended April 30, 2010

Actual Fund Return (in parentheses)	Beginning Account Value 11/01/09	Ending Account Value 04/30/10	Expenses Paid During Period*

The USX China Fund Class A (23.23%)	$1,000.00	$1,232.30	$12.45
The USX China Fund Class C (22.81%)	1,000.00	1,228.10	16.57
Hypothetical 5% Fund Return	Beginning Account Value 11/01/09	Ending Account Value 04/30/10	Expenses Paid During Period*

The USX China Fund Class A	$1,000.00	$1,013.64	$11.23
The USX China Fund Class C	1,000.00	1,009.92	14.95

*Expenses are equal to the Fund’s expense ratios of 2.25% and 3.00% for The USX China Fund Class A and Class C shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235.  Please read it carefully before you invest or send money.

Parr Family of Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2010	ANNUAL REPORT

COMMON STOCK - (89.56%)	Shares	Fair Value

ADVERTISING (1.66%)
ChinaNet Online Holdings, Inc. *	72,300	$307,998

AGRICULTURE (0.81%)
Southern China Livestock International, Inc. (Acquired 03/22/2010, Cost $150,000) * F, R	30,000	150,000

AUTO PARTS & EQUIPMENT (0.67%)
Tongxin International Ltd. *	16,200	123,768

BUILDING MATERIALS (4.60%)
China Advanced Construction Materials Group, Inc. *	23,200	98,600
China GengSheng Minerals, Inc. *	81,000	208,170
China Infrastructure Construction Corp. *	136,000	544,000
		850,770

CHEMICALS (1.08%)
Changda International Holdings, Inc. *	39,500	60,435
Gulf Resources, Inc. *	13,000	139,750
		200,185

COAL (4.77%)
L&L Energy, Inc. *	12,000	129,600
L&L Energy, Inc. (Acquired 11/05/2009, Cost $78,000) * F, R	20,000	216,000
SinoCoking Coal and Coke Chemical Industries, Inc. (Acquired 03/10/2010, Cost $150,000) * F, R	25,000	537,500
		883,100

COMMERCIAL SERVICES (1.85%)
China Real Estate Information Corp. - ADR *	8,000	66,080
China Redstone Group, Inc. *	2,500	13,125
China Redstone Group, Inc. (Acquired 02/19/2010, Cost $164,000) * F, R	50,000	262,500
		341,705

ELECTRICAL COMPONENTS & EQUIPMENT (9.42%)
China 3C Group *	320,000	131,200
China Electric Motor, Inc. *	25,000	236,000
China Power Equipment, Inc. *	40,000	132,400
China Ritar Power Corp. *	67,300	289,390
GC China Turbine Corp. *	105,700	189,203
Harbin Electric, Inc. *	19,000	416,290
Lihua International, Inc. *	32,000	280,960
New Energy Systems Group *	8,400	69,468
		1,744,911

ENERGY - ALTERNATE SOURCES (1.61%)
China Integrated Energy, Inc. *	19,700	231,869
China Solar & Clean Energy Solutions, Inc. *	193,057	65,639
		297,508

ENVIRONMENTAL CONTROL (1.30%)
RINO International Corp. *	14,000	241,080

FOOD & BEVERAGE (23.80%)
American Lorain Corp. *	53,500	170,130
China Marine Food Group Ltd. *	92,500	569,800
China Nutrifruit Group Ltd. *	59,000	211,810
Emerald Acquisition Corp. (Acquired 10/15/2009, Cost $150,000) * F, R, W	50,000	200,000
Emerald Dairy, Inc. * F	148,000	207,200
HQ Sustainable Maritime Industries, Inc. *	83,000	472,270
QKL Stores, Inc. *	51,000	293,250
SkyPeople Fruit Juice, Inc. *	91,800	570,078
Yanglin Soybean, Inc. * F	51,950	118,446
Yuhe International, Inc. *	85,200	756,576
Zhongpin, Inc. *	66,000	836,880
		4,406,440

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2010	ANNUAL REPORT

COMMON STOCK - (89.56%) (continued)	Shares	Fair Value

FOREST PRODUCTS & PAPER (2.02%)
Orient Paper, Inc. *	36,000	$373,680

INTERNET (0.99%)
China INSOnline Corp. *	260,000	152,412
MoqiZone Holdings Corp. * F	8,443	31,661
		184,073

IRON & STEEL (0.08%)
China Gerui Advanced Materials Group Ltd. *	2,000	13,940

LEISURE TIME (0.11%)
SOKO Fitness & Spa Group, Inc. *	4,500	21,150

MACHINERY DIVERSIFIED (5.97%)
China Valves Technology, Inc. *	60,000	657,000
NF Energy Saving Corp. *	124,500	448,200
		1,105,200

MEDIA (0.90%)
Xinhua Sports & Entertainment Ltd. - ADR *	250,000	167,500

OIL & GAS (4.94%)
China North East Petroleum Holdings Ltd. *	100,000	883,000
Longwei Petroleum Investment Holding Ltd. *	12,300	32,472
		915,472

PHARMACEUTICALS (14.78%)
Biostar Pharmaceuticals, Inc. *	40,855	180,171
China Sky One Medical, Inc. *	30,000	425,100
China-Biotics, Inc. *	10,000	178,200
Jiangbo Pharmaceuticals, Inc. *	4,550	41,178
Shengtai Pharmaceutical, Inc. * F	540,100	1,047,794
Skystar Bio-Pharmaceutical Co. Ltd. *	52,000	503,880
Tianyin Pharmaceutical Co., Inc.	102,500	359,775
		2,736,098

PIPELINES (0.86%)
China Natural Gas, Inc. *	17,600	159,984

RETAIL (1.75%)
China Auto Logistics, Inc. *	31,000	125,240
Funtalk China Holdings Ltd. *	32,500	199,225
		324,465

SOFTWARE (3.07%)
China TransInfo Technology Corp. *	15,000	105,000
SinoHub, Inc. *	95,000	271,700
Yucheng Technologies Ltd. *	50,000	191,000
		567,700
TELECOMMUNICATIONS (1.05%)
ZST Digital Networks, Inc. *	30,000	194,100

TEXTILES (0.84%)
China Linen Textile Industry Ltd. *	86,000	154,800

TRANSPORTATION (0.63%)
Andatee China Marine Fuel Services Corp. *	20,000	116,600

TOTAL COMMON STOCK (Cost $15,484,442)		16,582,227

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2010	ANNUAL REPORT

PREFERRED STOCK - (6.24%)		Shares	Fair Value

ADVERTISING (0.92%)
ChinaNet Online Holdings, Inc.		40,000	$170,400

FOOD & BEVERAGE (1.94%)
China Nutrifruit Group Ltd. *		10,000	359,000

INTERNET (0.79%)
MoqiZone Holdings Corp. F		70	145,830

OIL & GAS (2.59%)
Longwei Petroleum Investment Holding Ltd.		63,700	168,168
Longwei Petroleum Investment Holding Ltd. R		118,300	312,312
			480,480

TOTAL PREFERRED STOCK (Cost $700,200)			1,155,710

	Expiration Date -
WARRANTS - (2.94%)	Exercise Price
American Lorain Corp. A *	10/29/14 - $ 3.70	14,000	-
American Lorain Corp. B *	04/29/12 - $ 3.70	4,000	-
Benda Pharmaceutical, Inc. *	11/15/11 - $ 0.555	757,218	-
China Redstone Group, Inc. (Acquired 02/19/2010, Cost $0) * F, R	02/19/14 - $ 4.10	25,000	28,750
China Infrastructure Construction Corp. *	03/5/13 - $ 6.00	50,000	-
China North East Petroleum Holdings Ltd. *	03/08/12 - $ 6.00	8,000	22,640
China Nutrifruit Group Ltd. *	10/7/13 - $ 3.30	25,000	7,250
ChinaNet Online Holdings, Inc. A *	08/24/12 - $ 3.00	20,000	25,200
ChinaNet Online Holdings, Inc. B *	08/24/14 - $ 3.75	20,000	10,200
Emerald Acquisition Corp. (Acquired 10/15/2009, Cost $0) * F, R, W	N/A	25,000	-
L & L Energy, Inc. (Acquired 11/05/2009, Cost $0) * F, R	11/05/14 - $ 5.62	12,000	62,160
Longwei Petroleum Investment Holding Ltd. *	10/21/12 - $ 2.255	182,000	70,070
MoqiZone Holdings Corp. A * F	08/31/12 - $ 2.50	19,445	24,306
MoqiZone Holdings Corp. B * F	08/31/12 - $ 3.00	19,445	14,584
Shengtai Pharmaceutical, Inc. * F	05/15/12 - $ 2.60	100,000	-
SinoCoking Coal and Coke Chemical Industries, Inc. (Acquired 03/10/2010, Cost $0) * F, R	03/15/15 - $ 12.00	12,500	118,750
SinoHub, Inc. B *	09/08/13 - $ 3.00	50,000	-
SmartHeat, Inc. *	08/22/11 - $ 6.00	20,000	7,180
Southern China Livestock International, Inc. (Acquired 03/22/2010, Cost $0) * F, R	03/22/15 - $ 5.50	15,000	-
Wuhan General Group China, Inc. *	02/08/12 - $ 2.563	180,000	90,000
Zoom Technologies, Inc. A *	10/15/14 - $ 6.00	29,171	30,921
Zoom Technologies, Inc. C *	11/17/14 - $ 6.00	29,580	31,355

TOTAL WARRANTS (Cost $103,267)			543,366

SHORT TERM INVESTMENTS (0.96%)
Fifth Third Institutional Money Market Fund, 0.12% ** (Cost $178,588)		178,588	178,588

TOTAL INVESTMENTS (Cost $16,466,497) - 99.70%			$18,459,891
OTHER ASSETS IN EXCESS OF LIABILITIES NET - 0.30%			54,812
NET ASSETS - 100%			$18,514,703

* Non-income producing security.
** Rate shown represents the rate at April 30, 2010, is subject to change and resets daily.
ADR American Depositary Receipt.
F        This security was valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at April 30, 2010 is $3,165,481 which represents 17.10% of total net assets. These securities have been classified as level 2 of the fair value heirarchy. For details relating to each fair valued security, please see Note 1.

R        This security is restricted from sale until certain regulatory filings are approved. The total fair value of such securities at April 30, 2010 is $1,887,972 which represents 10.20% of total net assets. These securities have been classified as level 2 of the fair value heirarchy. For details relating to each restricted security, please see Note 1.

W This security is a when-issued security.

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
STATEMENT OF ASSETS AND LIABILITIES - April 30, 2010	ANNUAL REPORT

The USX China Fund
Assets:
Investments, at fair value (cost: $16,466,497)	$18,459,891
Segregated Cash in Escrow	250,000
Receivables:
Investments sold	152,537
Dividends and interest	17
Prepaid expenses	25,616
Total assets	18,888,061

Liabilities:
Payables:
Investments purchased	296,439
Capital shares redeemed	27,196
Distribution fees	7,226
Due to Administrator	8,739
Due to Advisor	8,866
Other liabilities and accrued expenses	24,892
Total liabilities	373,358
Net Assets	$18,514,703

Net Assets consist of:
Common stock	$1,612
Additional paid-in capital	21,771,472
Accumulated realized loss on investments	(5,251,775)
Net unrealized appreciation on investments	1,993,394

Total Net Assets (1,610,853 shares outstanding; unlimited shares of $0.001 par value authorized)	$18,514,703

Class A shares:
Net Assets applicable to 1,511,842 shares outstanding	$17,405,665
Net Asset Value per share	$11.51

Offering price per share Class A *	$12.05

Minimum redemption price per share Class A **	$11.45

Class C shares:
Net Assets applicable to 99,011 shares outstanding	$1,109,038
Net Asset Value and offering price per share	$11.20

Minimum redemption price per share Class C ***	$11.09

*	A maximum sales charge of 4.50% is imposed on Class A shares.
**	Class A shareholders pay a 0.50% contingent deferred sales charge ("CDSC") if Class A share purchases exceeding $3 million are redeemed within one year of purchase.
***	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
STATEMENT OF OPERATIONS	ANNUAL REPORT

The USX China Fund

For the Year Ended
April 30, 2010

Investment income:
Dividends (net of $29 foreign tax withheld)	$35,268
Interest	2,081
Total investment income	37,349

Expenses:
Investment advisory fees	218,995
Distribution fees - Class A	41,016
Distribution fees - Class C	11,115
Accounting and transfer agent fees	75,286
Insurance fees	33,018
Custody fees	26,156
Registration fees	24,062
Legal fees	23,451
Audit fees	20,350
Compliance officer compensation	18,000
Miscellaneous	12,528
Out of pocket expenses	12,456
Pricing fees	5,846
Trustee fees	5,178
Printing fees	1,606
Total expenses	529,063
Less: fees waived and expenses absorbed	(126,540)
Less: distribution fees - Class A waived	(18,023)
Net expenses	384,500

Net investment loss	(347,151)

Realized and unrealized gain on investments:
Net realized gain on investments	5,868,540
Net change in unrealized appreciation on investments	6,928,849
Net gain on investments	12,797,389

Net increase in net assets resulting from operations	$12,450,238

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

The USX China Fund

	For the Year Ended	For the Year Ended
	April 30, 2010	April 30, 2009

Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(347,151)	$(407,019)
Net realized gain (loss) on investments	5,868,540	(10,902,277)
Net change in unrealized appreciation (depreciation) on investments	6,928,849	(4,862,529)
Net increase (decrease) in net assets resulting from operations	12,450,238	(16,171,825)

Distributions to shareholders from:
Net realized gain	-	(1,550,358)

Decrease in net assets from capital share transactions (Note 2)	(5,490,814)	(4,550,057)

Total increase (decrease) in net assets	6,959,424	(22,272,240)

Net Assets:
Beginning of period	$11,555,279	$33,827,519

End of period	$18,514,703	$11,555,279

Undistributed net investment income	$-	$-

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period	ANNUAL REPORT

	The USX China Fund Class A *

	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Year Ended April 30, 2008	For the Year Ended April 30, 2007	For the Period September 23, 2005 to April 30, 2006
Net Asset Value, Beginning of Period	$5.23	$13.07	$14.62	$12.03	$10.10

Investment Operations:
Net investment income (loss) (a)	(0.18)	(0.16)	(0.23)	(0.15)	0.01
Net realized and unrealized gain (loss) on investments	6.46	(6.95)	1.02	2.80	1.92
Total from investment operations	6.28	(7.11)	0.79	2.65	1.93

Distributions:
From net realized capital gain	-	(0.73)	(2.34)	(0.06)	-
Total distributions	-	(0.73)	(2.34)	(0.06)	-

Net Asset Value, End of Period	$11.51	$5.23	$13.07	$14.62	$12.03

Total Return (c)	120.08%	(54.41)%	1.83%	22.09%	19.11%	(b)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$17,406	$10,928	$31,650	$32,054	$11,409

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.97%	3.08%	2.35%	2.80%	9.46%	1
After fees waived and expenses absorbed	2.14%	2.20%	2.25%	2.18%	1.99%	1

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.76)%	(2.92)%	(1.51)%	(1.80)%	(7.38)%	1
After fees waived and expenses absorbed	(1.92)%	(2.04)%	(1.41)%	(1.18)%	0.09%	1

Portfolio turnover rate	131.37%	81.83%	75.41%	40.84%	14.52%

(a)	Per share amounts were calculated using the average shares method.
(b)	Aggregate total return, not annualized.
(c)	Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
1	Annualized.
*	The USX China Fund Class A commenced operations on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period	ANNUAL REPORT

	The USX China Fund Class C *

	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Year Ended April 30, 2008	For the Year Ended April 30, 2007	For the Period July 1, 2005 to April 30, 2006
Net Asset Value, Beginning of Period	$5.13	$12.94	$14.59	$12.01	$10.00

Investment Operations:
Net investment loss (a)	(0.26)	(0.24)	(0.35)	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	6.33	(6.85)	1.04	2.80	2.11
Total from investment operations	6.07	(7.09)	0.69	2.54	2.01

Distributions:
From net realized capital gain	-	(0.73)	(2.34)	-	-
Total distributions	-	(0.73)	(2.34)	-	-

Paid-in capital from CDSC fees	- (b)	0.01	- (b)	0.04	-

Net Asset Value, End of Period	$11.20	$5.13	$12.94	$14.59	$12.01

Total Return (d)	118.32%	(54.74)%	1.12%	21.48%	20.10%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$1,109	$627	$2,177	$909	$202

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.72%	3.83%	3.10%	3.85%	7.94%	1
After fees waived and expenses absorbed	3.00%	3.00%	3.00%	3.00%	1.67%	1

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.51)%	(3.67)%	(2.26)%	(2.89)%	(7.40)%	1
After fees waived and expenses absorbed	(2.79)%	(2.84)%	(2.16)%	(2.04)%	(1.12)%	1

Portfolio turnover rate	131.37%	81.83%	75.41%	40.84%	14.52%

(a)	Per share amounts were calculated using the average shares method.
(b)	CDSC fees resulted in less than $0.01 per share.
(c)	Aggregate total return, not annualized.
(d)	Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
1	Annualized.
*	The USX China Fund Class C commenced operations on July 1, 2005.

The accompanying notes are an integral part of these financial statements.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Parr Family of Funds, (the “Trust”), was organized on February 25, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The sole series of shares of the Trust is The USX China Fund (the “Fund”).  The Fund is a non-diversified Fund.  As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies.  The Fund’s investment objective is long term growth of capital.  The Fund’s investment adviser is Parr Financial Group, LLC (“Parr” or the “Adviser”). The Fund offers two classes of shares, Class A and Class C shares.  The Class C shares commenced operations on July 1, 2005.  The Class A shares commenced operations on September 23, 2005.  Each class differs as to sales and redemption charges and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)         Investment Valuation—Common stocks and other equity securities listed on a securities exchange or quoted on a national market system are valued at 4:00 p.m., New York time, on the day of valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid quotation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.  Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The Fund normally uses pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale. Consistent with the foregoing, the Trustees have adopted guidelines and instructions for the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information.  These guidelines are implemented by the Fund’s Fair Value Committee and the Adviser, which, subject to the oversight of the Fair Value Committee, reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security.  Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund's Board of Trustees rather than a market price, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  As of April 30, 2010, eighteen (18) securities were fair valued as determined by the Board of Trustees.

b)         Restricted Securities—The Fund may invest in restricted securities and warrants (“Restricted Securities”) through purchases of privately-offered securities of publicly traded companies located or doing business primarily in China.  The investments in 30,000 shares and 15,000 warrants of Southern China Livestock International, Inc., 25,000 shares and 12,500 warrants of SinoCoking Coal and Coke Chemical Industries, Inc., 50,000 shares and 25,000 warrants of China Redstone Group, Inc., 50,000 shares and 25,000 warrants of Emerald Acquisition Corp., 20,000 shares and 12,000 warrants of L&L Energy, Inc. and 118,300 preferred shares of Longwei Petroleum Investment Holding Ltd. were initiated by the Adviser as private placement offerings.  Other clients of the Adviser can also participate in private placements.  The securities that are part of the private placement offerings are restricted from sale until such time as their registration becomes effective and the restrictions are lifted.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The Adviser, subject to the oversight and approval of the Fair Value Committee, determines the fair value price of Restricted Securities on a daily basis using, among other things, factors and criteria established by the Trustees.  These factors and criteria include, without limitation, the nature and duration of the restrictions on the disposition of the Restricted Security; market trading in the applicable company’s publicly traded stock (the “Reference Stock”); government and economic matters affecting China; and information regarding the applicable company and its business.  Using these factors and criteria, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.  Using the Fair Value Pricing Instructions, the Adviser seeks to determine the price that is representative of the amount that the Fund might reasonably expect to receive for the Restricted Securities upon their current sale.  Since the fair value of these Restricted Securities is determined pursuant to policies approved by the Trustees rather than by use of market prices, shareholders may receive more or less proceeds or shares from redemptions or purchases than they would if market prices were available for the Restricted Securities.  Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, Accounting Standards Codification (“ASC”) 820 (formerly Financial Accounting Standards Board Statement No. 157), the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2010 in valuing the Fund’s investments carried at fair value:

	Security Classification (a)	The USX China Fund
	Level 1
	Common Stock	$13,811,126
	Preferred Stock	697,568
	Short-Term Investments	178,588
	Total Level 1	$14,687,282

	Level 2
	Common Stock (b)	$2,421,101
	Preferred Stock (b)	458,142
	Warrants (b)	543,366
	Total Level 2	$3,422,609

	Level 3
	Common Stock (b)	$350,000
	Warrants (b)	-
	Total Level 3	$350,000
	Total Investments	$18,459,891

(a)	For a detailed break-out by major industry classification of all securities held by the Fund please refer to the Schedule of Investments.
(b)	Certain securities and warrants are valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The sale of certain of these securities is restricted until certain regulatory filings are approved.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Common Stock	Warrants	Totals

Beginning Balance April 30, 2010	$-	$-	$-
Total Realized Gain/Loss	-	-	-
Change in unrealized appreciation	50,000	-	50,000
Cost of Purchases	300,000	-	300,000
Proceeds from Sales	-	-	-
Accrued Interest	-	-	-
Net transfers in/out of level 3	-	-	-
Ending balance April 30, 2010	$350,000	$-	$350,000

The total change in unrealized appreciation included in the statement of operations attributable to level 3 investments still held at April 30, 2010 was as follows:
	Common Stock	Warrants	Totals

Change in unrealized appreciation	$ 50,000	$ -	$ 50,000

c)         Federal Income Taxes—The Trust’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

            As of and during the year ended April 30, 2010, the Fund did not have a liability for any unrecognized tax expenses.  The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the statement of operations.  During the year ended April 30, 2010, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. Federal tax authorities for tax years before 2007.  The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

d)         Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.  For the year ended April 30, 2010, net investment loss in the amount of $347,151 was reclassified to paid-in capital.  This reclassification had no effect on net assets

e)         Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)         Other—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

g)         Subsequent Events—In accordance with GAAP, management has evaluated subsequent events through the issuance of the financial statements and has noted no such events.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for The USX China Fund Class A shares for the year ended April 30, 2010 were as follows:

	Class A
	Shares	Amount
Sold	216,468	$2,055,032
Reinvested	-	-
Redeemed	(795,453)	(7,309,216)
Net Decrease	(578,985)	$(5,254,184)

Transactions in shares of capital stock for The USX China Fund Class C shares for the year ended April 30, 2010 were as follows:

	Class C
	Shares	Amount
Sold	23,341	$258,840
Reinvested	-	-
Redeemed	(46,622)	(495,470)
Net Decrease	(23,281)	$(236,630)

Transactions in shares of capital stock for The USX China Fund Class A shares for the year ended April 30, 2009 were as follows:

	Class A
	Shares	Amount
Sold	244,069	$1,763,150
Reinvested	233,384	1,225,268
Redeemed	(807,612)	(7,220,204)
Net Decrease	(330,159)	$(4,231,786)

Transactions in shares of capital stock for The USX China Fund Class C shares for the year ended April 30, 2009 were as follows:

	Class C
	Shares	Amount
Sold	7,612	$88,964
Reinvested	18,063	93,385
Redeemed	(71,685)	(500,620)
Net Decrease	(46,010)	$(318,271)

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2010, aggregate purchases and sales of investment securities (excluding short-term investments) for The USX China Fund were as follows:

Purchases	Sales
$21,885,551	$27,800,521

There were no government securities purchased or sold during the period.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Fund in accordance with its investment objectives, policies and restrictions.  As compensation for the investment advisory services provided to the Fund, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund.  For the year ended April 30, 2010, the Adviser earned $218,995 of advisory fees.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses and payments, if any, under the Rule 12b-1 Plan).  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund.  Pursuant to the Agreement, total annualized expenses shall not exceed 2.25% of the Fund’s average daily net assets; however, the Adviser has voluntarily agreed to reimburse the Fund to the extent that total annualized expenses exceed 2.00% of the Fund's average daily net assets.  For the year ended April 30, 2010, the Adviser waived advisory fees of $126,540.

One trustee of the Fund is also an officer of the Adviser.  Certain officers of the Fund are also employees of the Adviser.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with Matrix Capital Group, Inc. (“Matrix”).  Pursuant to the ICSA, Matrix will provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services.

For its services, Matrix receives a minimum fee of $6,250 per month, plus out of pocket expenses.  In addition, the following asset based fees will apply at the following breakpoints: 0.10% on assets between $20 million and $50 million; 0.075% on the next $50 million; 0.05% on the next $100 million; 0.03% in excess of $200 million of daily net assets.  For the year ended April 30, 2010, Matrix earned $87,742 including out of pocket expenses, with $7,239 remaining payable at April 30, 2010.

Pursuant to the ICSA, Matrix will provide chief compliance officer services to the Fund.  For these services Matrix will receive a fee of $18,000 per year, plus out of pocket expenses.  For the year ended April 30, 2010, Matrix earned $18,000 including out of pocket expenses, with $1,500 remaining payable at April 30, 2010.

Certain officers of the Fund are also employees of Matrix.

The Fund and Adviser have entered into a Distribution Agreement with Matrix Capital Group, Inc.  Pursuant to the Distribution Agreement, Matrix will provide distribution services to the Fund.  Matrix serves as underwriter/distributor of the Fund.  Pursuant to the Distribution Agreement, Matrix receives $7,200 per year from the Fund.  Distribution fees paid to Matrix were paid from accruals made pursuant to Rule 12b-1 under the 1940 Act.  For the period May 1, 2009 through December 31, 2009, Matrix waived distribution fees of $4,800.  For the period January 1, 2010 through April 30, 2010, Matrix earned distribution fees of $2,400.

A separate plan of distribution has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares.  With respect to Class A shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% annually of the Fund’s average net assets, and up to 1.00% annually of the Fund’s average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Fund’s shareholders.  Under the plan the Fund may pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plans for the Class A and Class C shares in The USX China Fund took effect September 23, 2005 and July 1, 2005, respectively.  For the year ended April 30, 2010, the Fund accrued $11,115 in 12b-1 expenses attributable to Class C shares.  For the year ended April 30, 2010, the Fund accrued $41,016 in 12b-1 expenses and voluntarily waived $18,023 in 12b-1 expenses attributable to Class A shares.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

5.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at April 30, 2010 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$17,131,583	$4,038,294	$(2,709,986)	$1,328,308

The difference between book basis unrealized appreciation and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of April 30, 2010, the Fund’s components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,328,308
Capital Loss Carryforwards	(3,386,133)
Post-October Losses	(1,200,556)
Distributable Earnings, Net	$(3,258,381)

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of post-October losses.

Under current tax law, net capital losses realized after October 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year.  As of April 30, 2010 the Fund elected to defer net capital losses as indicated in the chart below.

Capital Loss Carryforwards Expiring			Post-October Losses
2017	2018	Total	Deferred	Utilized
$(2,967,345)	$(418,788)	$(3,386,133)	$(1,200,556)	$(6,586,413)

6.	DISTRIBUTIONS TO SHAREHOLDERS

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  The information set forth below is for the Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid by the Fund were as follows:

Distributions paid from:	For the Fiscal Year Ended April 30, 2010	For the Fiscal Year Ended April 30, 2009
Ordinary Income	$-	$-
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	1,550,358

7.	CONCENTRATION OF RISK

The USX China Fund will primarily invest over 80% of its assets in stocks issued by companies listed on U.S. exchanges whose principal business is located in or centered on the People’s Republic of China.  Investing in the companies from one geographic region may pose additional risks inherent to a region's economic and political situation.

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2010

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2010, Sterne, Agee & Leach, Inc. held 28.54% of The USX China Fund Class A shares in an omnibus account for the sole benefit of its customers.  As of April 30, 2010, Sterne, Agee & Leach, Inc. and Ridge Clearing and Outsourcing, Inc. held 49.01% and 28.57%, respectively of The USX China Fund Class C shares in omnibus accounts for the sole benefit of their customers.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of
The USX China Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The USX China Fund (the “Fund”), a series of the Parr Family of Funds, as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The USX China Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
June 29, 2010

Parr Family of Funds	ANNUAL REPORT
The USX China Fund
Additional Information (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commissions website at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commissions website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information – The tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2011 to determine the calendar year amounts to be included on their 2010 tax returns.  Shareholders should consult their own tax advisors.

Total Fund operating expense ratios as stated in the current Fund prospectus dated August 27, 2009 for the Class A and Class C shares were as follows:
The USX China Fund Class A shares, gross of fee waivers or expense reimbursements	3.08%
The USX China Fund Class A shares, after waiver and reimbursement (1)***	2.25%
The USX China Fund Class C shares, gross of fee waivers or expense reimbursements	3.83%
The USX China Fund Class C shares, after waiver and reimbursement (1)***	3.00%

(1) For the six-month period ended October 31, 2009, the Fund voluntarily waived all fees payable by Class A shareholders under the Fund’s Rule 12b-1 Plan.
*** The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, costs of investing in underlying funds and extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to 2.00% of the average daily net assets of the Fund for the year ended April 30, 2010.  Total Gross Operating Expenses for the year ended April 30, 2010 were 2.97% for the Class A shares and 3.72% for the Class C shares.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the year ended April 30, 2010.  It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

TRUSTEES AND OFFICERS (Unaudited)

Remuneration Paid to Trustees and Officers—Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald G. Wood	$2,400	None	None	$2,400
James W. McDowell, Jr.	$1,200	None	None	$1,200
Interested Trustees
Stephen L. Parr	None	Not Applicable	Not Applicable	None

*     Figures are for the fiscal year ended April 30, 2010.

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-244-6235.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Independent Trustees
Donald G. Wood 3103 Cambridge Hill Drive Dacula, Georgia 30019 Age 58	Trustee	Since Inception	Mr. Wood has provided business consulting services as a private consultant since February 1987.	One	None
James W. McDowell, Jr. 1400 Willow, No. 804 Louisville, KY 40204 Age 68	Trustee	Since Inception	Mr. McDowell has been the sole Principal and President of McDowell Associates, a business consulting firm, since 1993.	One	Mr. McDowell is a director of Fifth Third Bank Kentucky, a subsidiary of Fifth Third Bank.
Interested Trustees and Officers
Stephen L. Parr * 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 56	Trustee and President	Since Inception
Mr. Parr is currently the managing member and founder of the Adviser since July 2007.  Previously, he was portfolio manager for Pope Asset Management, LLC (“Pope”), the Fund’s previous investment manager, and served as vice president and a portfolio management consultant for Pope from 2001 to 2007.
				One	None

TRUSTEES AND OFFICERS (Unaudited) (continued)
Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Interested Trustees and Officers (continued)
Dorothy Westmoreland 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 62	Treasurer	Since August 1, 2007
Ms. Westmoreland is the Vice President and Office Manager of the Adviser.   From January 2006 through July 2007, she was employed as a sales assistant with Pope.  From December 2004 to January 2006, she worked for Shumaker Financial as a client services representative.
				N/A	None
Kimberly L. Williams 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 43	Secretary	Since August 1, 2007	Ms. Williams is a Vice President of trading for the Adviser. From 2003 to 2007, she was a trading and research assistant with Pope.	N/A	None
David Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Age 63	Chief Compliance Officer Assistant Secretary	Since Inception Since March 2007	Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005.	N/A	None
Larry Beaver 630 Fitzwatertown Road Willow Grove, PA 19090 Age 41	Assistant Treasurer	Since March 2007	Mr. Beaver has been with Matrix Capital Group since February 2005 and currently is the Director of Fund Administration.	N/A	None
* Stephen L. Parr is deemed an interested trustee because he is employed by Parr Financial Group, LLC, the Adviser to the Fund.

Parr Family of Funds
5100 Poplar Avenue
Suite 3117
Memphis, TN 38137

INVESTMENT ADVISER
Parr Financial Group, LLC
5100 Poplar Avenue
Suite 3117
Memphis, TN 38137

ADMINISTRATOR & TRANSFER AGENT
Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

DISTRIBUTOR
Matrix Capital Group, Inc.
420 Lexington Avenue
Suite 601
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145-1524

LEGAL COUNSEL
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, GA  30309

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.
a. The registrant has, as of the end of the period covered by this report, adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
b. During the period covered by this report, there were no amendments to any provision of the Code of Ethics.
c. During the period covered by this report, there were no waivers or implicit waivers of a provision of the Code of Ethics.
d. The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a. Audit Fees
The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,850 and $19,250 for the fiscal years ended April 30, 2010 and 2009, respectively.
b. Audit related fees
There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
c. Tax Fees
The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,000 for the fiscal years ended April 30, 2010 and 2009, respectively.
d. All other fees
There were no other fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraph (a) through (c) of this item.
e. The Trust has pre approval policies and procedures.  100% of services described in (b) through (d) were pre-approved by the Audit Committee.
f. All work is performed by permanent employees of Cohen Fund Audit Services, Ltd.
g. There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser, that provides ongoing services to the registrant during the last two fiscal years.
h. There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT
Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS
(1) Code of Ethics for Principal executive and Senior Officers of The Parr Family of Funds is filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(3) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parr Family of Funds

By Stephen L. Parr		/s/ Stephen L. Parr
President,
Date:	July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Stephen L. Parr		/s/ Stephen L. Parr
President
Date:	July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Dorothy L. Westmoreland		/s/ Dorothy L. Westmoreland
Treasurer
Date:	July 1, 2010